Exhibit 10.15(i)

LETTER AGREEMENT NO. 7

As of September 30, 2011

Republic Airways Holdings Inc.

8909 Purdue Road

Suite 300

Indianapolis, Indiana 46268

Re:	SUPPORT MATTERS

Dear Ladies and Gentlemen,

REPUBLIC AIRWAYS HOLDINGS INC. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Airbus A320 Family Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 7 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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1.	WARRANTIES AND SERVICE LIFE POLICY

Clause 12 of the Agreement is deleted in its entirety and is replaced with Clause 12 attached hereto as Appendix 1.

2.	TECHNICAL DATA AND SOFTWARE SERVICES

Clause 14 of the Agreement is deleted in its entirety and is replaced with Clause 14 attached hereto as Appendix 2.

3.	SELLER REPRESENTATIVE SERVICES

Clause 15 of the Agreement is deleted in its entirety and is replaced with Clause 15 attached hereto as Appendix 3.

4.	TRAINING SUPPORT AND SERVICES

Clause 16 of the Agreement is deleted in its entirety and is replaced with Clause 16 attached hereto as Appendix 4.

5.	EXHIBIT H – MATERIAL AND SUPPLY SERVICES

5.1	Paragraph 1.7.2 of Exhibit H to the Agreement is deleted in its entirety and is replaced with the following text:

QUOTE

1.7.2.	*****

(i)	*****

(ii)	*****

(iii)	*****

(iv)	*****

*****

UNQUOTE

5.2	Paragraph 4.1.1.1 of Exhibit H to the Agreement is deleted in its entirety and is replaced with the following text:

QUOTE

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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4.1.1.1 The warranty period for Seller Parts is ***** for new Seller Parts and ***** for used Seller Parts from delivery of such parts to the Buyer.

UNQUOTE

6.	SOFTWARE *****

6.1	The Seller will ***** software for Airbus aircraft operated by the Buyer:

(i)	ADOC Web for Flight Operations, a documentation management software for ops manual,

(ii)	ADOC Web for Maintenance and Engineering, a documentation management software for technical data, and

(iii)	FEMIS, a flight efficiency management information systems software.

6.2	The Software *****, upon the Buyer’s written request to the Seller, *****

(i)	*****

(ii)	*****

(iii)	*****

(iv)	*****

(v)	*****

(vi)	on *****.

6.3	The Software *****

7.	SIMULATOR DATA PACKAGE *****

7.1	*****

7.2	*****

7.3	*****

8.	RNP AR 0.3 *****

8.1	*****

8.2	*****.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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9.	AIRMAN-WEB *****

9.1	***** software for Airbus aircraft operated by the Buyer:

(i)	AIRMAN Web Health Monitoring Module – Foundation, and

(ii)	AIRMAN Web Health Monitoring Module – Advanced.

9.2	*****

(i)	*****,

(ii)	*****,

(iii)	*****,

(iv)	*****

(v)	*****.

9.3	*****

10.	TECHNICAL DATA

10.1	***** for Airbus aircraft operated by the Buyer:

(i)	A320 Family Technical Data Package,

(ii)	A320 Flight Operations Technical Data, and

(iii)	A320 Performance Engineering Program Package

(iv)	*****.

10.2	*****

(i)	*****

(ii)	*****

(iii)	*****

(iv)	*****

(v)	*****

(vi)	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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10.3	*****

11.	COMPUTER BASED TRAINING *****

11.1	*****

(i)	CBT – Flight Crew Courseware & License

(ii)	CBT – Cabin Crew Courseware & License

(iii)	CBT – Maintenance Courseware & License

11.2	*****

12.	AOG AND CRITICAL WORK STOPPAGE *****

On the date hereof, Seller agrees to amend the agreement between Airbus Americas Customer Support, Inc. and Frontier / Republic Airlines for AOG Order Management, dated June 2010 and executed by the parties thereto on September 28, 2010 and September 29, 2010, respectively (the “Order Management Agreement”). The Seller agrees that such amendment to the Order Management Agreement will, *****

13.	*****

*****

14.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement but subject to Clause 21.2 and Clause 21.5 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller *****, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 14 will be void and of no force or effect.

15.	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.11 of the Agreement.

16.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Patrick de Castelbajac
Patrick de Castelbajac
Its:	Vice President Contracts

Accepted and Agreed

REPUBLIC AIRWAYS HOLDINGS INC.

By:	/s/ Bryan Bedford
Bryan Bedford
Its:	President

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APPENDIX 1 TO LETTER AGREEMENT NO. 7

12.	WARRANTIES AND SERVICE LIFE POLICY

This Clause covers the terms and conditions of the warranty and service life policy.

12.1	Standard Warranty

12.1.1	Nature of Warranty

12.1.1.1	For the purpose of this Agreement the term “Warranted Part” will mean any Seller proprietary component, equipment, accessory or part, which is installed on an Aircraft at Delivery thereof and

(i)	which is manufactured to the detailed design of the Seller or a subcontractor of the Seller and

(ii)	which bears a part number of the Seller at the time of such Delivery.

For the avoidance of doubt, “Warranted Parts” shall include, among other things, the parts listed on Exhibit F hereto.

12.1.1.2

Subject to the conditions and limitations as hereinafter provided for and except as provided for in Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part will at Delivery to the Buyer be free from defects:

(i)	in material;

(ii)	in workmanship, including without limitation processes of manufacture;

(iii)	in design (including without limitation the selection of materials) having regard to the state of the art at the date of such design; and

(iv)

arising from failure to conform to the Specification, except to those portions of the Specification relating to performance or where it is expressly stated that they are estimates or approximations or design aims.

12.1.2	Exclusions

The warranties set forth in Clause 12.1.1 will not apply to Buyer Furnished Equipment, nor to the Propulsion System, nor to any component, equipment, accessory or part installed on the Aircraft at Delivery that is not a Warranted Part except that:

(i)

any defect in the Seller’s workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items, that invalidates any applicable warranty from such manufacturers, will constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1.2(ii); and

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(ii)

any defect inherent in the Seller’s design of the installation, in consideration of the state of the art at the date of such design, which impairs the use of such items, will constitute a defect in design for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1.2(iii).

12.1.3	Warranty Period

The warranties set forth in Clauses 12.1.1 and 12.1.2 will be limited to those defects that become apparent within ***** after Delivery of the affected Aircraft (the “Warranty Period”).

12.1.4	Limitations of Warranty

12.1.4.1

The Buyer’s remedy and the Seller’s obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to, at the Seller’s expense and option, the repair, replacement or correction of any Warranted Part which is defective (or to the supply of modification kits, rectifying the defect), together with a credit to the Buyer’s account with the Seller of an amount equal to the mutually agreed direct labor costs expended in performing the removal and reinstallation thereof on the Aircraft at the labor rate defined in Clause 12.1.7.5.

The Seller may alternatively furnish to the Buyer’s account with the Seller a credit equal to the price at which the Buyer is then entitled to purchase a replacement for the defective Warranted Part.

12.1.4.2

In the event of a defect covered by Clauses 12.1.1.2(iii), 12.1.1.2(iv) and 12.1.2(ii) becoming apparent within the Warranty Period, the Seller shall also, if so requested by the Buyer in writing and the Seller agrees, correct such defect in any Aircraft which has not yet been delivered to the Buyer, *****.

12.1.4.3	Cost of Inspection

In addition to the remedies set forth in Clauses 12.1.4.1 and 12.1.4.2, the Seller will reimburse the direct labor costs incurred by the Buyer in performing inspections of the Aircraft to determine whether or not a defect exists in any Warranted Part within the Warranty Period subject to the following conditions:

(i)	such inspections are recommended by a Seller Service Bulletin to be performed within the Warranty Period;

(ii)	the reimbursement will not apply for any inspections performed as an alternative to accomplishing corrective action as recommended by the Seller prior to the date of such inspection.

(iii)	the labor rate for the reimbursement will be the Inhouse Warranty Labor Rate, and

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(iv)	the manhours used to determine such reimbursement will not exceed the Seller’s ***** estimate of the manhours required for such inspections.

12.1.5	Warranty Claim Requirements

The Buyer’s remedy and the Seller’s obligation and liability under this Clause 12.1 with respect to any warranty claim submitted by the Buyer (each a “Warranty Claim”) are subject to the following conditions:

(i)	the defect having become apparent within the Warranty Period;

(ii)	the Buyer having filed a warranty claim within ***** of discovering the defect;

(iii)	*****;

(iv)	the Seller having received a Warranty Claim complying with the provisions of Clause 12.1.6 below.

12.1.6	Warranty Administration

The warranties set forth in Clause 12.1 will be administered as hereinafter provided for:

12.1.6.1	Claim Determination

Seller shall use commercially reasonable efforts to advise Buyer of Seller’s determination as to whether any claimed defect in any Warranted Part is a valid Warranty Claim within 30 days after the submission of such Warranty Claim. Such determination will be based upon the claim details, reports from the Seller’s Representatives, historical data logs, inspections, tests, findings during repair, defect analysis and other relevant documents.

12.1.6.2	Transportation Costs

The cost of transporting a Warranted Part claimed to be defective to the facilities designated by the Seller and for the return therefrom of a repaired or replaced Warranted Part will be *****

12.1.6.3	Return of an Aircraft

If the Buyer and the Seller mutually agree, prior to such return, that it is necessary to return an Aircraft to the Seller for consideration of a Warranty Claim, the Seller ***** The Buyer will make reasonable efforts to minimize the duration of the corresponding flights.

12.1.6.4	On Aircraft Work by the Seller

If the Seller determines that a defect subject to this Clause 12.1 justifies the dispatch by the Seller of a working team to repair or correct such defect through the embodiment of

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one or several Seller’s Service Bulletins at the Buyer’s facilities, or if the Seller accepts the return of an Aircraft to perform or have performed such repair or correction, then the *****.

The condition which has to be fulfilled for on-Aircraft work by the Seller is that, in the reasonable opinion of the Seller, the work necessitates the technical expertise of the Seller as manufacturer of the Aircraft.

If said condition is fulfilled and if the Seller is requested to perform the work, the Seller and the Buyer will agree on a schedule and place for the work to be performed.

12.1.6.5	Warranty Claim Substantiation

Each Warranty Claim filed by the Buyer under this Clause 12.1 will contain at least the following data:

(i)	description of defect,

(ii)	date of Buyer’s discovery of defect and/or removal date,

(iii)	description of Warranted Part claimed to be defective,

(iv)	part number,

(v)	serial number (if applicable),

(vi)	position on Aircraft,

(vii)	total flying hours or calendar time, as applicable, at the date of defect appearance,

(viii)	time since last shop visit at the date of defect discovery,

(ix)	Manufacturer Serial Number of the Aircraft and/or its registration number,

(x)	Aircraft total flying hours and/or number of landings at the date of defect discovery,

(xi)	Warranty Claim number,

(xii)	date of Warranty Claim,

(xiii)	Delivery Date of Aircraft or Warranted Part to the Buyer,

Warranty Claims are to be addressed as follows:

AIRBUS

CUSTOMER SERVICES DIRECTORATE

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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WARRANTY ADMINISTRATION

Rond Pointe Maurice Bellonte

B.P. 33

F 31707 BLAGNAC CEDEX

FRANCE

12.1.6.6	Replacements

Replaced components, equipment, accessories or parts will become the Seller’s property effective upon installation of the replacement on the Aircraft.

Title to and risk of loss of any Aircraft, component, accessory, equipment or part subject to a Warranty Claim and returned by the Buyer to the Seller will at all times remain with the Buyer, except that:

(i)

when the Seller has possession of a returned Aircraft, component, accessory, equipment or part to which the Buyer has title, the Seller will have such responsibility therefor as is chargeable by law to a bailee for hire, but the Seller will not be liable for loss of use; and

(ii)

title to and risk of loss of a component, accessory, equipment or part subject to a Warranty Claim will pass to the Seller upon shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor.

Upon the Seller’s shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause 12.1, title to and risk of loss of such replacement component, accessory, equipment or part will pass to the Buyer.

12.1.6.7	Rejection

The Seller will provide reasonable written substantiation in case of rejection of a Warranty Claim.

12.1.6.8	Inspection

The Seller will have the right to inspect the affected Aircraft, Aircraft technical documents and other records relating thereto in the event of any Warranty Claim under this Clause 12.1 *****.

12.1.7	Inhouse Warranty

12.1.7.1	Seller’s Authorization

The Seller hereby authorizes the Buyer to repair Warranted Parts at the Buyer’s option (“Inhouse Warranty”) subject to the terms of this Clause 12.1.7.

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12.1.7.2	Conditions for Seller’s Authorization

The Buyer will be entitled to repair such Warranted Parts:

(i)

provided the Buyer notifies the Seller of its intention to perform Inhouse Warranty repairs before any such repairs are started where the estimated cost of such repair is in excess of *****. The Buyer’s notification will include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller to ascertain the reasonableness of the estimate. The Seller agrees to use all reasonable efforts to ensure a prompt response and will not unreasonably withhold authorization;

(ii)	if adequate facilities and qualified personnel are available to the Buyer;

(iii)	if repairs are performed in accordance with the Seller’s Technical Data or written instructions; and

(iv)

only to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause 12.1.10.

12.1.7.3	Seller’s Rights

The Seller will have the right to require the return of any Warranted Part, or any part removed therefrom, which is claimed to be defective if, in the reasonable judgment of the Seller, the nature of the claimed defect requires technical investigation. Such return will be subject to the provisions of Clause 12.1.6.2. Furthermore, the Seller will have the right to have a Seller representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective, subject to such presence being practical and not unduly delaying the repair.

12.1.7.4	Inhouse Warranty Claim Substantiation

Claims for Inhouse Warranty credit will be filed within the time period set forth in 12.1.5(ii) and will contain the same information as that required for Warranty Claims under Clause 12.1.6.5 and in addition will include:

(i)	a report of technical findings with respect to the defect,

(ii)	for parts required to remedy the defect:

•	part numbers, serial numbers (if applicable),

•	parts description,

•	quantity of parts,

•	unit price of parts,

•	related Seller’s or third party’s invoices (if applicable),

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•	total price of parts,

(iii)	detailed number of labor hours,

(iv)	Inhouse Warranty Labor Rate,

(v)	total claim value.

12.1.7.5	*****

The Buyer’s sole remedy and the Seller’s sole obligation and liability with respect to Inhouse Warranty Claims will be ******, determined as set forth below:

(i)

to determine direct labor costs, only manhours spent on removal from the Aircraft, disassembly, inspection, repair, reassembly, final inspection and test of the Warranted Part and reinstallation thereof on the Aircraft will be counted. Any manhours required for maintenance work concurrently being carried out on the Aircraft or the Warranted Part will not be included.

(ii)	*****

The Inhouse Warranty Labor Rate *****. ***** will have the meanings defined in the Seller’s Price Revision Formula set forth in Exhibit C to the Agreement, *****

(iii)	*****

12.1.7.6	Limitation

The Buyer will in no event be credited for repair costs (including labor and material) for any Warranted Part in excess of ***** of the Seller’s current catalogue price for a replacement of such defective Warranted Part.

12.1.7.7	Scrapped Material

The Buyer will retain any defective Warranted Part beyond economic repair and any defective part removed from a Warranted Part during repair for a period of either ***** after the date of completion of the repair or ***** after submission of a claim for Inhouse Warranty credit relating thereto, whichever is longer. Such parts will be returned to the Seller within ***** of receipt of the Seller’s request to that effect.

Notwithstanding the foregoing, the Buyer may scrap any such defective parts, which are beyond economic repair and not required for technical evaluation locally, with the agreement of the Seller Representative(s).

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Scrapped Warranted Parts will be evidenced by a record of scrapped material certified by an authorized representative of the Buyer and will be kept in the Buyer’s file for a least the duration of the applicable Warranty Period.

12.1.8	Standard Warranty in case of Pooling or Leasing Arrangements

Without prejudice to Clause 21.1, the warranties provided for in this Clause 12.1 for any Warranted Part will accrue to the benefit of any airline in revenue service, other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling or leasing agreement between such airline and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to the extent permitted by any applicable law or regulations.

12.1.9	Warranty for Corrected, Replaced or Repaired Warranted Parts

Whenever any Warranted Part, which contains a defect for which the Seller is liable under Clause 12.1, has been corrected, replaced or repaired pursuant to the terms of this Clause 12.1, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Warranted Part, whichever the case may be, *****.

If a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect will be rejected, notwithstanding any subsequent correction or repair, and will immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part.

12.1.10	Accepted Industry Standard Practices Normal Wear and Tear

The Buyer’s rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with accepted industry standard practices, all Technical Data and any other instructions generally applicable to, and generally adopted by, operators of aircraft of the same model as the Aircraft issued by the Seller, the Suppliers and the Propulsion System Manufacturer and all applicable rules, regulations and directives of the relevant Aviation Authorities, *****.

The Seller’s liability under this Clause 12.1 will not extend to normal wear and tear or to:

(i)

any Aircraft or component, equipment, accessory or part thereof, which has been repaired, altered or modified after Delivery, except by the Seller or in a manner approved by the Seller unless Buyer furnishes evidence reasonably satisfactory to the Seller that such repair, alteration or modification was not a cause of the applicable defect;

(ii)	any Aircraft or component, equipment, accessory or part thereof, which has been operated in a damaged state, unless Buyer furnishes evidence reasonably

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satisfactory to the Seller that such operation was not a cause of the applicable defect; or

(iii)	any component, equipment, accessory and part from which the trademark, name, part or serial number or other identification marks have been removed.

12.1.11	DISCLAIMER OF SELLER LIABILITY

THE SELLER WILL NOT BE LIABLE FOR, AND THE BUYER WILL INDEMNIFY THE SELLER AGAINST, THE CLAIMS OF ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT, NONCONFORMANCE OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER OR THE SELLER.

12.2	Seller Service Life Policy

In addition to the warranties set forth in Clause 12.1, the Seller further agrees that should a Failure occur in any Item (as these terms are defined herein below) that has not suffered from an extrinsic force then, subject to the general conditions and limitations set forth in Clause 12.2.4, the provisions of this Clause 12.2 will apply.

For the purposes of this Clause 12.2:

(i)	“Item” means any item listed in Exhibit F;

(ii)	“Failure” means a breakage or defect that can reasonably be expected to occur on a fleetwide basis and which materially impairs the utility of the Item.

12.2.2	Periods and Seller’s Undertakings

Subject to the general conditions and limitations set forth in Clause 12.2.4, the Seller agrees that if a Failure occurs in an Item ***** after the Delivery of said Aircraft in which such Item was originally installed, the Seller will, at its discretion and as promptly as practicable and with the Seller’s financial participation as hereinafter provided, either:

(a)

design and furnish to the Buyer a correction for such Item with a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or

(b)	replace such Item.

12.2.3	Seller’s Participation in the Costs

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Subject to the general conditions and limitations set forth in Clause 12.2.4, any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item will be furnished to the Buyer ***** therefor, ***** determined in accordance with the following formula:

*****

12.2.4	General Conditions and Limitations

12.2.4.1	The undertakings set forth in this Clause 12.2 will be valid after the period of the Seller’s warranty applicable to an Item under Clause 12.1.

12.2.4.2	The Buyer’s remedies and the Seller’s obligations and liabilities under this Service Life Policy are subject to the prior compliance by the Buyer with the following conditions:

(i)

the Buyer will maintain log books and other historical records with respect to each Item, adequate to enable the Seller, acting reasonably, to determine whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the costs to be borne by the Seller in accordance with Clause 12.2.3;

(ii)	the Buyer will keep the Seller informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded;

(iii)	the Buyer will comply with the conditions of Clause 12.1.10;

(iv)

the Buyer will implement specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller generally applicable and generally adopted by operators of the same model of aircraft. Such programs will be as compatible as possible with the Buyer’s operational requirements and will be carried out at the Buyer’s expense. Reports relating thereto will be regularly furnished to the Seller;

(v)

the Buyer will report any breakage or defect in a Item in writing to the Seller within ***** after such breakage or defect is discovered by Buyer, whether or not said breakage or defect can reasonably be expected to occur in any other aircraft, and the Buyer will have provided to the Seller sufficient detail on the breakage or defect to enable the Seller, acting reasonably, to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3

Except as otherwise provided for in this Clause 12.2, any claim under this Service Life Policy will be administered as provided for in, and will be subject to the terms and conditions of, Clause 12.1.6.

12.2.4.4	In the event of the Seller having issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary

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modification kit *****. If such a kit is so offered to the Buyer, then, to the extent of such Failure and any Failures that could ensue therefrom, the validity of the Seller’s commitment under this Clause 12.2 will be subject to the Buyer incorporating such modification in the relevant Aircraft, as promulgated by the Seller and in accordance with the Seller’s instructions, within a reasonable time.

12.2.4.5

THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART. THE SELLER’S OBLIGATION UNDER THIS CLAUSE 12.2 IS TO MAKE ONLY THOSE CORRECTIONS TO THE ITEMS OR FURNISH REPLACEMENTS THEREFOR AS PROVIDED FOR IN THIS CLAUSE 12.2. THE BUYER’S SOLE REMEDY AND RELIEF FOR THE NON-PERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY WILL BE IN A CREDIT FOR GOODS AND SERVICES (NOT INCLUDING AIRCRAFT), LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH NON-PERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS CLAUSE 12.2 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM. WITHOUT LIMITING THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN CLAUSE 12.5, THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY.

12.3	Supplier Warranties and Service Life Policies

Prior to or at Delivery of the first Aircraft, the Seller will provide the Buyer, in accordance with the provisions of Clause 17, with the warranties and, where applicable, service life policies that the Seller has obtained for Supplier Parts pursuant to the Supplier Product Support Agreements.

12.3.1	Definitions

12.3.1.1	“Supplier” means any supplier of Supplier Parts.

12.3.1.2

“Supplier Part” means any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof and for which there exists a Supplier Product Support Agreement. For the sake of clarity, Propulsion System and Buyer Furnished Equipment and other equipment selected by the Buyer to be supplied by suppliers with

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whom the Seller has no existing enforceable warranty agreements are not Supplier Parts.

12.3.1.3

“Supplier Product Support Agreements” means agreements between the Seller and Suppliers, as described in Clause 17.1.2, containing enforceable and transferable warranties and, in the case of landing gear suppliers, service life policies for selected structural landing gear elements.

12.3.2	Supplier’s Default

12.3.2.1	*****

12.3.2.2	*****

12.3.2.3	*****

12.4	Interface Commitment

12.4.1	Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft

(“Interface Problem”), the Seller will, if so requested by the Buyer, and without additional charge to the Buyer except for transportation of the Seller’s or its designee’s personnel to the Buyer’s facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Buyer will furnish to the Seller all data and information in the Buyer’s possession relevant to the Interface Problem and will cooperate with the Seller in the conduct of the Seller’s investigations and such tests as may be required.

At the conclusion of such investigation, the Seller will promptly advise the Buyer in writing of the Seller’s opinion as to the cause or causes of the Interface Problem and the Seller’s recommendations as to corrective action.

12.4.2	Seller’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller will, if so requested by the Buyer and pursuant to the terms and conditions of Clause 12.1, correct the design of such Warranted Part to the extent of the Seller’s obligation as defined in Clause 12.1.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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12.4.3	Supplier’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller will, if so requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the Supplier.

12.4.4	Joint Responsibility

If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller will, if so requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved.

The Seller will promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Supplier. Such proposal will be consistent with any then existing obligations of the Seller hereunder and of any such Supplier towards the Buyer. Such corrective action, unless reasonably rejected by the Buyer, will constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

12.4.5	General

12.4.5.1	All requests under this Clause 12.4 will be directed to both the Seller and the affected Supplier.

12.4.5.2	Except as specifically set forth in this Clause 12.4, this Clause will not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Agreement.

12.4.5.3

All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 will be deemed to be delivered under this Agreement and will be subject to the terms, covenants and conditions set forth in this Clause 12 and in Clause 22.11.

12.5	*****

(i)	*****

(ii)	*****

(iii)	*****

(iv)	*****

(v)	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(vi)	*****

(vii)	*****

(a)	*****

(b)	*****

(c)	*****

(d)	*****

*****

12.6	Duplicate Remedies

The remedies provided to the Buyer under Clause 12.1 and Clause 12.2 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer will be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer will not be entitled to elect a remedy under both Clause 12.1 and Clause 12.2 for the same defect. The Buyer’s rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties will be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12, and the Buyer will not have any right to require specific performance by the Seller.

12.7	Negotiated Agreement

The Buyer specifically recognizes that:

(i)

the Specification has been agreed upon after careful consideration by the Buyer using its judgment as a professional operator of aircraft used in public transportation and as such is a professional within the same industry as the Seller;

(ii)	this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer; and

(iii)

the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the waiver, release and renunciation by the Buyer set forth in Clause 12.5.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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12.8	Disclosure to Third Party Entity

In the event of the Buyer intending to designate a third party entity (a “Third Party Entity”) to administer this Clause 12, the Buyer will notify the Seller of such intention prior to any disclosure of this Clause to the selected Third Party Entity and will cause such Third Party Entity to enter into a confidentiality agreement and or any other relevant documentation with the Seller solely for the purpose of administrating this Clause 12.

12.9	Transferability

Without prejudice to Clause 21.1, the Buyer’s rights under this Clause 12 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent, which will not be unreasonably withheld.

Any transfer in violation of this Clause 12.9 will, as to the particular Aircraft involved, void the rights and warranties of the Buyer under this Clause 12 and any and all other warranties that might arise under or be implied in law.

LA 7-21

APPENDIX 2 TO LETTER AGREEMENT NO. 7

14.	TECHNICAL DATA AND SOFTWARE SERVICES

14.1	Scope

This Clause 14 covers the terms and conditions for the supply of technical data (hereinafter “Technical Data”) and software services described hereunder (hereinafter “Software Services”) to support the Aircraft operation.

14.1.1	The Technical Data will be supplied in the English language using the aeronautical terminology in common use.

14.1.2	Range, form, type, format, quantity and delivery schedule of the Technical Data to be provided under this Agreement are outlined in Exhibit G hereto.

14.2	Aircraft Identification for Technical Data

14.2.1

For those Technical Data that are customized to the Buyer’s Aircraft, the Buyer agrees to the allocation of fleet serial numbers (“Fleet Serial Numbers”) in the form of block of numbers selected in the range from 001 to 999.

14.2.2	The sequence will not be interrupted unless two (2) different Propulsion Systems or two (2) different models of Aircraft are selected.

14.2.3

The Buyer will indicate to the Seller the Fleet Serial Number allocated to each Aircraft corresponding to the delivery schedule set forth in Clause 9.1 no later than ***** before the Scheduled Delivery Month of the first Aircraft. Neither the designation of such Fleet Serial Numbers nor the subsequent allocation of the Fleet Serial Numbers to Manufacturer Serial Numbers for the purpose of producing certain customized Technical Data will constitute any property, insurable or other interest of the Buyer in any Aircraft prior to the Delivery of such Aircraft as provided for in this Agreement.

The customized Technical Data that are affected thereby are the following:

(i)	Aircraft Maintenance Manual,

(ii)	Illustrated Parts Catalogue,

(iii)	Trouble Shooting Manual,

(iv)	Aircraft Wiring Manual,

(v)	Aircraft Schematics Manual,

(vi)	Aircraft Wiring Lists.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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14.3	Integration of Equipment Data

14.3.1	Supplier Equipment

Information, including revisions, relating to Supplier equipment that is installed on the Aircraft at Delivery, or through Airbus Service Bulletins thereafter, will be introduced into the customized Technical Data to the extent necessary for understanding of the affected systems, *****.

14.3.2	Buyer Furnished Equipment

14.3.2.1

The Seller will introduce Buyer Furnished Equipment data for Buyer Furnished Equipment that is installed on the Aircraft by the Seller (hereinafter “BFE Data”) into the customized Technical Data, ***** for the initial issue of the Technical Data provided at or before Delivery of the first Aircraft, provided such BFE Data is provided in accordance with the conditions set forth in Clauses 14.3.2.2 through 14.3.2.6.

14.3.2.2	The Buyer will supply the BFE Data to the Seller at least ***** prior to the Scheduled Delivery Month of the first Aircraft.

14.3.2.3

The Buyer will supply the BFE Data to the Seller in English and will be established in compliance with the then applicable revision of ATA iSpecification 2200 (iSpec 2200), Information Standards for Aviation Maintenance.

14.3.2.4

The Buyer and the Seller will agree on the requirements for the provision to the Seller of BFE Data for “on-aircraft maintenance”, such as but not limited to timeframe, media and format in which the BFE Data will be supplied to the Seller, in order to manage the BFE Data integration process in an efficient, expeditious and economic manner.

14.3.2.5	The BFE Data will be delivered in digital format (SGML) and/or in Portable Document Format (PDF), as agreed between the Buyer and the Seller.

14.3.2.6	All costs related to the delivery to the Seller of the applicable BFE Data *****

14.4	Supply

14.4.1	Technical Data will be supplied on-line and/or off-line, as set forth in Exhibit G hereto.

14.4.2	The Buyer ***** for any unused or only partially used Technical Data supplied pursuant to this Clause 14.

14.4.3	Delivery

14.4.3.1	For Technical Data provided off-line, such Technical Data and corresponding revisions will be sent to up to two (2) addresses as indicated by the Buyer.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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14.4.3.2	Technical Data provided off-line will be delivered by the Seller at the Buyer’s named place of destination under DDU conditions.

14.4.3.3	The Technical Data will be delivered as provided in Exhibit G hereto. The Buyer will provide no less than ***** notice when requesting a change to such delivery schedule.

14.4.3.4

It will be the responsibility of the Buyer to coordinate and satisfy local Aviation Authorities’ requirements with respect to Technical Data. Reasonable quantities of such Technical Data will be supplied by the Seller at no charge to the Buyer at the Buyer’s named place of destination.

Notwithstanding the foregoing, and in agreement with the relevant Aviation Authorities, preference will be given to the on-line access to such Buyer’s Technical Data through AirbusWorld.

14.5	Revision Service

For each firmly ordered Aircraft covered under this Agreement, revision service for the Technical Data will be provided ***** (each a “Revision Service Period”).

Thereafter revision service will be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.

14.6	Service Bulletins (SB) Incorporation

During Revision Service Period and upon the Buyer’s request, which will be made ***** of the applicable Service Bulletin, Seller Service Bulletin information will be incorporated into the Technical Data, provided that the Buyer notifies the Seller through the relevant AirbusWorld on-line Service Bulletin Reporting application that it intends to accomplish such Service Bulletin. The split effectivity for the corresponding Service Bulletin will remain in the Technical Data until notification from the Buyer that embodiment has been completed on all of the Buyer’s Aircraft. The foregoing is applicable for Technical Data relating to maintenance only. For operational Technical Data either the pre or post Service Bulletin status will be shown.

14.7	Technical Data Familiarization

Upon request by the Buyer, the Seller will provide up to ***** of Technical Data familiarization training at the Seller’s or the Buyer’s facilities (as elected by Buyer). The basic familiarization course is tailored for maintenance and engineering personnel.

14.8	Customer Originated Changes (COC)

If the Buyer wishes to introduce Buyer originated data (hereinafter “COC Data”) into any of the customized Technical Data that are identified as eligible for such incorporation

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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in the Seller’s then current Customer Services Catalog, the Buyer will notify the Seller of such intention.

The incorporation of any COC Data will be performed under the methods and tools for achieving such introduction and the conditions specified in the Seller’s then current Customer Services Catalog.

14.9	AirN@v Family products

14.9.1	The Technical Data listed herebelow are provided on DVD and include integrated software (hereinafter together referred to as “AirN@v Family”).

14.9.2	The AirN@v Family covers several Technical Data domains, reflected by the following AirN@v Family products:

(i)	AirN@v / Maintenance,

(ii)	AirN@v / Planning,

(iii)	AirN@v / Repair,

(iv)	AirN@v/Workshop,

(v)	AirN@v/Associated Data,

(vi)	AirN@v / Engineering.

14.9.3	Further details on the Technical Data included in such products are set forth in Exhibit G.

14.9.4

The licensing conditions for the use of AirN@v Family integrated software will be set forth in a separate agreement to be executed by the parties the earlier of ***** the “End-User License Agreement for Airbus Software”.

14.9.5	The revision service and the license to use AirN@v Family products will be granted *****.

14.10	On-Line Technical Data

14.10.1

The Technical Data defined in Exhibit G as being provided on-line will be made available to the Buyer through the Airbus customer portal AirbusWorld (“AirbusWorld”) as set forth in a separate agreement to be executed by the parties the earlier of *****.

14.10.2	Access to Technical Data through AirbusWorld will be ***** Revision Service Period.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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14.10.3

Access to AirbusWorld will be subject to the General Terms and Conditions of Access to and Use of AirbusWorld (hereinafter the “GTC”), as set forth in a separate agreement to be executed by the parties the earlier of *****.

14.10.4

The list of the Technical Data provided on-line may be extended from time to time. For any Technical Data which is or becomes available on-line, the Seller reserves the right to eliminate other formats for the concerned Technical Data, except to the extent that Technical Data is required to be in a certain format under applicable FAA requirements.

14.10.5	Access to AirbusWorld will be granted ***** for the Technical Data related to the Aircraft which will be operated by the Buyer.

14.10.6

For the sake of clarification, Technical Data accessed through AirbusWorld – which access will be covered by the terms and conditions set forth in the GTC – will remain subject to the conditions of this Clause 14.

In addition, should AirbusWorld provide access to Technical Data in software format, the use of such software will be subject to the conditions of the End-User License Agreement for Airbus Software.

14.11	Waiver, Release and Renunciation

The Seller warrants that the Technical Data and Software Services are prepared in accordance with the state of the art at the date of their development. Should any Technical Data or Software Services prepared by the Seller contain a non-conformity or defect, the sole and exclusive liability of the Seller will be to take all reasonable and proper steps to correct such Technical Data or Software Services. Irrespective of any other provisions herein, no warranties of any kind will be given for the Customer Originated Changes, as set forth in Clause 14.8.

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE) AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 14 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND, IN ANY TECHNICAL DATA OR SOFTWARE SERVICES DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(i)	ANY WARRANTY AGAINST HIDDEN DEFECTS;

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(ii)	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

(iii)	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;

(iv)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

(v)

ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES;

PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS AGREEMENT WILL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS CLAUSE 14, THE “SELLER” WILL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS AND SUBCONTRACTORS, ITS AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

14.12	Proprietary Rights

14.12.1	All proprietary rights relating to Technical Data, including but not limited to patent, design and copyrights, will remain with the Seller and/or its Affiliates, as the case may be.

These proprietary rights will also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.12.2

Whenever this Agreement and/or any Technical Data provides for manufacturing by the Buyer, the consent given by the Seller will not be construed as any express or implicit endorsement or approval whatsoever of the Buyer or of the manufactured products. The supply of the Technical Data will not be construed as any further right for the Buyer to design or manufacture any Aircraft or part thereof, including any spare part.

14.13	Performance Engineer’s Program

14.13.1

In addition to the Technical Data provided under Clause 14, the Seller will provide to the Buyer Software Services, which will consist of the Performance Engineer’s Programs (“PEP”) for the Aircraft type covered under this Agreement. Such PEP is composed of software components and databases, and its use is subject to the license conditions set forth in the End-User License Agreement for Airbus Software.

LA 7-27

14.13.2

Use of the PEP will be limited to one (1) copy to be used on the Buyer’s computers for the purpose of computing performance engineering data. The PEP is intended for use on ground only and will not be placed or installed on board the Aircraft.

14.13.3	The license to use the PEP and the revision service will be provided ***** Revision Service Period as set forth in Clause 14.5.

14.13.4	At the end of such PEP Revision Service Period, the PEP will be provided to the Buyer at the standard commercial conditions set forth in the Seller’s then current Customer Services Catalog.

14.14	Future Developments

The Seller continuously monitors technological developments and applies them to Technical Data, document and information systems’ functionalities, production and methods of transmission.

The Seller will implement and the Buyer will accept such new developments (unless Buyer has a reasonable objection to accepting the same due to FAA requirements), it being understood that the Buyer will be informed in due time by the Seller of such new developments and their application and of the date by which the same will be implemented by the Seller.

14.15	Confidentiality

14.15.1

This Clause, the Technical Data, the Software Services and their content are designated as confidential, excluding any information that is generally available to the public (other than as a result of a disclosure directly or indirectly by the Buyer) or that was provided or generated by the Buyer and was available to the Buyer on a non-confidential basis from a source who was not prohibited from disclosing such information to the Buyer by a legal, contractual or fiduciary obligation owed to the Seller. All such Technical Data and Software Services are provided to the Buyer for the sole use of the Buyer who undertakes not to disclose the contents thereof to any third party without the prior written consent of the Seller, except as permitted therein or pursuant to any government or legal requirement imposed upon the Buyer.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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14.15.2

If the Seller authorizes the disclosure of this Clause or of any Technical Data or Software Services to third parties either under this Agreement or by an express prior written authorization or, specifically, where the Buyer intends to designate a maintenance and repair organization or a third party to perform the maintenance of the Aircraft or to perform data processing on its behalf (each a “Third Party”), the Buyer will notify the Seller of such intention prior to any disclosure of this Clause and/or the Technical Data and/or the Software Services to such Third Party.

The Buyer hereby undertakes to cause such Third Party to agree to be bound by the conditions and restrictions set forth in this Clause 14 with respect to the disclosed Clause, Technical Data or Software Services and will in particular cause such Third Party to enter into a confidentiality agreement with the Seller and appropriate licensing conditions, and to commit to use the Technical Data solely for the purpose of maintaining the Buyer’s Aircraft and the Software Services exclusively for processing the Buyer’s data.

14.16	Transferability

Without prejudice to Clause 21.1, the Buyer’s rights under this Clause 14 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent.

Any transfer in violation of this Clause 14.16 will, as to the particular Aircraft involved, void the rights and warranties of the Buyer under this Clause 14 and any and all other warranties that might arise under or be implied in law.

LA 7-29

APPENDIX 3 TO LETTER AGREEMENT NO. 7

15.	SELLER REPRESENTATIVE SERVICES

The Seller will ***** to the Buyer the services described in this Clause 15, at the Buyer’s main base or at other locations to be mutually agreed.

15.1	Customer Support Representative(s)

15.1.1

The Seller will ***** to the Buyer the services of Seller customer support representative(s), as defined in Appendix A to this Clause 15 (each a “Seller Representative”), at the Buyer’s principal maintenance facilities for the Aircraft or such other locations as the parties may agree, *****.

15.1.2

In providing the services as described herein, any Seller Representatives, or any Seller employee(s) providing services to the Buyer hereunder, are deemed to be acting in an advisory capacity only and at no time will they be deemed to be acting as Buyer’s employees, contractors or agents, either directly or indirectly.

15.1.3

The Seller will provide to the Buyer an annual written accounting of the consumed man- months and any remaining man-month balance from the ***** defined in Appendix A to this Clause 15. Such accounting will be deemed final and accepted by the Buyer unless the Seller receives written objection from the Buyer within ***** of receipt of such accounting.

15.1.4	In the event of a need for Aircraft On Ground (“AOG”) technical assistance after the end of the assignment referred to in Appendix A to this Clause 15, the Buyer will have non-exclusive access to:

(i)	AIRTAC (Airbus Technical AOG Center);

(ii)	The Seller Representative network closest to the Buyer’s main base. A list of contacts of the Seller Representatives closest to the Buyer’s main base will be provided to the Buyer.

As a matter of reciprocity, the Buyer agrees that Seller Representative(s) may provide services to other airlines during any assignment with the Buyer.

15.1.5

Should the Buyer request Seller Representative services ***** specified in Appendix A to this Clause 15, the Seller may provide such additional services subject to terms and conditions to be mutually agreed.

15.1.6	The Seller will cause similar services to be provided by representatives of the Propulsion System Manufacturer and Suppliers, when necessary and applicable.

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15.2	Buyer’s Support

15.2.1

From the date of arrival of the first Seller Representative and for the duration of the assignment, the Buyer will ***** a suitable, lockable office, conveniently located with respect to the Buyer’s principal maintenance facilities for the Aircraft, with complete office furniture and equipment including telephone, internet, email and facsimile connections for the sole use of the Seller Representative(s). All related communication costs will be *****

15.2.2	*****

15.2.3	*****

15.2.4

Should the Buyer request any Seller Representative referred to in Clause 15.1 above to travel on business to a city other than his usual place of assignment, the ***** will be responsible for all related transportation costs and expenses.

15.2.5

Absence of an assigned Seller Representative during normal statutory vacation periods will be covered by other seller representatives on the same conditions as those described in Clause 15.1.4, and such services will be counted against the total allocation provided in Appendix A to this Clause 15.

15.2.6

The Buyer will assist the Seller in obtaining from the civil authorities of the Buyer’s country those documents that are necessary to permit the Seller Representative to live and work in the Buyer’s country.

15.2.7	*****

15.3	Withdrawal of the Seller Representative

The Seller will have the right to withdraw its assigned Seller Representatives as it sees fit if conditions arise, which are in the Seller’s reasonable opinion dangerous to their safety or health or prevent them from fulfilling their contractual tasks.

15.4	Indemnities

INDEMNIFICATION PROVISIONS APPLICABLE TO THIS CLAUSE 15 ARE SET FORTH IN CLAUSE 19.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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APPENDIX A TO CLAUSE 15

SELLER REPRESENTATIVE ALLOCATION

The Seller Representative allocation provided to the Buyer pursuant to Clause 15.1 is defined hereunder.

1.	*****

2.	*****

3.	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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APPENDIX 4 TO LETTER AGREEMENT NO. 7

16.	TRAINING SUPPORT AND SERVICES

16.1	General

16.1.1	This Clause 16 sets forth the terms and conditions for the supply of training support and services for the Buyer’s personnel to support the Aircraft operation.

16.1.2	The range, quantity and validity of training to be ***** under this Agreement are covered in Appendix A to this Clause 16.

16.1.3

Scheduling of training courses covered in Appendix A to this Clause 16 will be mutually agreed during a training conference (the “Training Conference”) that will be held no later than ***** prior to Delivery of the first Aircraft.

16.2	Training Location

16.2.1	The Seller will provide training at ***** (the “Seller’s Training Center”).

16.2.2

If the unavailability of facilities or scheduling difficulties make training by the Seller at any Seller’s Training Center impractical, the Seller will ensure that the Buyer is provided with such training at another location in the United States designated by the Seller.

16.2.2.1

Upon the Buyer’s request, the Seller may also provide certain training at a location other than the Seller’s Training Centers, including one of the Buyer’s bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In such event, all additional charges listed in Clauses 16.5.2 and 16.5.3 will be *****.

16.2.2.2

If the Buyer requests training at a location as indicated in Clause 16.2.2.1 and requires such training to be an Airbus approved course, the Buyer undertakes that the training facilities will be approved by an Aviation Authority prior to the performance of such training. The Buyer will, as necessary and with adequate time prior to the performance of such training, provide access to the training facilities set forth in Clause 16.2.2.1 to the Seller’s and the competent Aviation Authority’s representatives for approval of such facilities.

16.3	Training Courses

16.3.1

Training courses will be as described in the Seller’s customer services catalog (the “Seller’s Customer Services Catalog”). The Seller’s Customer Services Catalog also sets forth the minimum and maximum number of trainees per course.

All training requests or training course changes made outside of the scope of the Training Conference will be submitted by the Buyer with a minimum of ***** prior notice.

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16.3.2	The following terms and conditions will apply to training performed by the Seller:

(i)

Training courses will be the Seller’s standard courses as described in the Seller’s Customer Services Catalog valid at the time of execution of the course. The Seller will be responsible for all training course syllabi, training aids and training equipment necessary for the organization of the training courses. For the avoidance of doubt, such training equipment does not include provision of aircraft for the purpose of performing training.

(ii)

The training equipment and the training curricula used for the training of flight, cabin and maintenance personnel will not be fully customized but will be configured to apply to the applicable model of the Aircraft and to the extent necessary and agreed upon during the Training Conference in order to obtain the relevant Aviation Authority’s approval and to support the Seller’s training programs.

(iii)

Training data and documentation for trainees receiving the training at the Seller’s Training Centers will be *****. Training data and documentation will be marked “FOR TRAINING ONLY” and as such are supplied for the sole and express purpose of training; training data and documentation will not be revised.

16.3.3

When the Seller’s training courses are provided by the Seller’s instructors (individually an “Instructor” and collectively “Instructors”) the Seller will deliver to each attendee a Certificate of Recognition or a Certificate of Course Completion (each a “Certificate”) or an attestation (an “Attestation”), as applicable, at the end of any such training course. Any such Certificate or Attestation will not represent authority or qualification by any Aviation Authority but may be presented to such Aviation Authority in order to obtain relevant formal qualification.

In the event of training courses being provided by a training provider selected by the Seller as set forth in Clause 16.2.2, the Seller will cause such training provider to deliver to each attendee a Certificate or Attestation, which will not represent authority or qualification by any Aviation Authority, but may be presented to such Aviation Authority in order to obtain relevant formal qualification.

16.3.3.1

Should the Buyer wish to exchange any of the training courses provided under Appendix A to this Clause 16, the Buyer will place a request for exchange to this effect with the Seller. The Buyer may exchange, subject to the Seller’s confirmation, the ***** under Appendix A to this Clause 16 as follows:

(i)

flight operations training courses as listed under Article 1 of Appendix A to this Clause 16 may be exchanged for any flight operations training courses described in the Seller’s Customer Services Catalog current at the time of the Buyer’s request;

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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(ii)

maintenance training courses as listed under Article 3 of Appendix A to this Clause 16 may be exchanged for any maintenance training courses described in the Seller’s Customer Services Catalog current at the time of the Buyer’s request;

(iii)

should any one of the ***** thereunder (flight operations or maintenance) have been fully drawn upon, the Buyer will be entitled to exchange for flight operations or maintenance training courses as needed against the remaining allowances.

*****

It is understood that the above provisions will apply to the extent that ***** under Appendix A to this Clause 16 remain available to the full extent necessary to perform the exchange.

All requests to exchange training courses will be submitted by the Buyer with a minimum of *****. The requested training will be subject to the Seller’s then existing planning constraints.

16.3.3.2	*****

16.3.3.3

Should the Buyer decide to cancel or reschedule a training course, fully or partially, and irrespective of the location of the training, a minimum advance notification of at least ***** prior to the relevant training course start date is required.

16.3.3.4

If the notification occurs ***** prior to such training, ***** of such training will be, as applicable, either deducted from the training allowance defined in Appendix A to this Clause 16 or invoiced at the Seller’s then applicable price.

16.3.3.5

If the notification occurs ***** prior to such training, ***** of such training will be, as applicable, either deducted from the ***** defined in Appendix A to this Clause 16 or invoiced at the Seller’s then applicable price.

16.3.3.6	All courses exchanged under Clause 16.3.3.1 will remain subject to the provisions of this Clause 16.3.3.

16.4	Prerequisites and Conditions

16.4.1	Training will be conducted in English and all training aids used during such training will be written in English using common aeronautical terminology.

16.4.2	The Buyer hereby acknowledges that all training courses conducted pursuant to this Clause 16 are “Standard Transition Training Courses” and not “Ab Initio Training Courses”.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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16.4.3	Trainees will have the prerequisite knowledge and experience specified for each course in the Seller’s Customer Services Catalog.

16.4.3.1	The Buyer will be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

16.4.3.2	The Seller reserves the right to verify the trainees’ proficiency and previous professional experience.

16.4.3.3	The Seller will provide to the Buyer during the Training Conference an Airbus Pre-Training Survey for completion by the Buyer for each trainee.

The Buyer will provide the Seller with an attendance list of the trainees for each course, with the validated qualification of each trainee, at the time of reservation of the training course and in no event any later than ***** before the start of the training course. The Buyer will return concurrently thereto the completed Airbus Pre-Training Survey, detailing the trainees’ associated background. If the Seller determines through the Airbus Pre-Training Survey that a trainee does not match the prerequisites set forth in the Seller’s Customer Services Catalog, following consultation with the Buyer, such trainee will be withdrawn from the program, replaced by another qualified trainee or directed through a relevant entry level training (ELT) program, which will be at the Buyer’s expense.

16.4.3.4

If the Seller determines at any time during the training that a trainee lacks the required level, following consultation with the Buyer, such trainee will be withdrawn from the program or, upon the Buyer’s request, the Seller may be consulted to direct the above mentioned trainee(s), if possible, to any other required additional training, which will be at the Buyer’s expense.

16.4.4	The Seller will in no case warrant or otherwise be held liable for any trainee’s performance as a result of any training provided.

16.5	Logistics

16.5.1	Trainees

16.5.1.1	Living and travel expenses for the Buyer’s trainees will be *****.

16.5.1.2

It will be the responsibility of the Buyer to make all necessary arrangements relative to authorizations, permits and/or visas necessary for the Buyer’s trainees to attend the training courses to be provided hereunder. Rescheduling or cancellation of courses due to the Buyer’s failure to obtain any such authorizations, permits and/or visas will be subject to the provisions of Clauses 16.3.3.3 thru 16.3.3.5.

16.5.2	Training at External Location – Seller’s Instructors

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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16.5.2.1

In the event of training being provided at the Seller’s request at any location other than the Seller’s Training Centers, as provided for in Clause 16.2.2, the expenses of the Seller’s Instructors will be *****.

16.5.2.2

In the event of training or support being provided by the Seller’s Instructor(s) and/or other Seller’s personnel under this Clause 16, at any location other than the Seller’s Training Centers at the Buyer’s request, the Buyer will reimburse the Seller for all ***** living and travel expenses (including, without limitation, lodging, food and local transportation to and from the place of lodging and training course location) related to the assignment of such Seller Instructors and/or other Seller’s personnel and the performance of their duties as aforesaid in accordance with the Seller’s Customer Services Catalog current at the time of the corresponding training or support. Such reimbursement shall cover the entire period from such Seller’s Instructor(s) and/or other Seller’s personnel’s day of departure from his main base to day of return to such base.

Except as provided for in Clause 16.5.2.1 above, the ***** for the airfares for each Seller Instructor and/or other Seller’s personnel providing support under this Clause 16, in confirmed business class to and from the Buyer’s designated training site and the Seller’s Training Centers, as such airfares are set forth in the Seller’s Customer Services Catalog current at the time of the corresponding training or support.

16.5.2.3	*****

16.5.2.4	*****

16.5.2.5	Buyer’s Indemnity

Except in case of gross negligence or willful misconduct of the Seller, the Seller will not be held liable to the Buyer for any delay or cancellation in the performance of any training outside of the Seller’s Training Centers associated with any transportation described in this Clause 16.5.2, and the Buyer will indemnify and hold harmless the Seller from any such delay and/or cancellation and any consequences arising therefrom.

16.5.3	Training Material and Equipment Availability – Training at External Location

Training material and equipment necessary for course performance at any location other than the Seller’s Training Centers or the facilities of a training provider selected by the Seller will be provided by the Buyer ***** in accordance with the Seller’s specifications.

Notwithstanding the foregoing, should the Buyer request the performance of a course at another location as per Clause 16.2.2.1, the Seller may, upon the Buyer’s request, provide the training material and equipment necessary for such course’s performance. Such provision will be *****.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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16.6	Flight Operations Training

The Seller will provide training for the Buyer’s flight operations personnel as further detailed in Appendix A to this Clause 16, including the courses described in this Clause 16.6.

16.6.1	Flight Crew Training Course

The Seller will perform a flight crew training course program for the Buyer’s flight crews, each of which will consist of two (2) crew members, who will be either captain(s) or first officer(s).

16.6.2	Base Flight Training

16.6.2.1

The Buyer will provide at its own cost its delivered Aircraft, or any other aircraft it operates, for any base flight training, which will consist of ***** per pilot, performed in accordance with the related Airbus training course definition in the United States (the “Base Flight Training”).

16.6.2.2

Should it be necessary to ferry the Buyer’s delivered Aircraft to the location where the Base Flight Training will take place, the additional flight time required for the ferry flight to and/or from the Base Flight Training field will not be deducted from the Base Flight Training time.

16.6.2.3

If the Base Flight Training is performed outside of the zone where the Seller usually performs such training, the ferry flight to the location where the Base Flight Training will take place will be performed by a crew composed of the Seller’s and/or the Buyer’s qualified pilots, in accordance with the relevant Aviation Authority’s regulations related to the place of performance of the Base Flight Training.

16.6.3	Flight Crew Line Initial Operating Experience

In order to assist the Buyer with initial operating experience after Delivery of the first Aircraft, the Seller will provide to the Buyer pilot Instructor(s) as set forth in Appendix A to this Clause 16.

Should the Buyer request, subject to the Seller’s consent, such Seller pilot Instructors to perform any other flight support during the flight crew line initial operating period, such as but not limited to line assistance, demonstration flight(s), ferry flight(s) or any flight(s) required by the Buyer during the period of entry into service of the Aircraft, it is understood that such flight(s) will be ***** set forth in Appendix A to this Clause 16.

It is hereby understood by the Parties that the Seller’s pilot Instructors will only perform the above flight support services to the extent they bear the relevant qualifications to do so.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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16.6.4	Type Specific Cabin Crew Training Course

The Seller will provide type specific training for cabin crews at one of the locations defined in Clause 16.2.1.

If the Buyer’s Aircraft is to incorporate special features, the type specific cabin crew training course will be performed no earlier than ***** before the scheduled Delivery Date of the Buyer’s first Aircraft.

16.6.5	Training on Aircraft

During any and all flights performed in accordance with this Clause 16.6, the Buyer will bear full responsibility for the aircraft upon which the flight is performed, including but not limited to any required maintenance, ***** in line with Clause 16.13.

The Buyer will assist the Seller, if necessary, in obtaining the validation of the licenses of the Seller’s pilots performing Base Flight Training or initial operating experience by the Aviation Authority of the place of registration of the Aircraft.

16.7	Performance / Operations Courses

The Seller will provide performance/operations training for the Buyer’s personnel as defined in Appendix A to this Clause 16.

The available courses will be listed in the Seller’s Customer Services Catalog current at the time of the course.

16.8	Maintenance Training

16.8.1	The Seller will provide maintenance training for the Buyer’s ground personnel as further set forth in Appendix A to this Clause 16.

The available courses will be as listed in the Seller’s Customer Services Catalog current at the time of the course.

The practical training provided in the frame of maintenance training will be performed on the training devices in use in the Seller’s Training Centers.

16.8.2	Practical Training on Aircraft

Notwithstanding Clause 16.8.1 above, upon the Buyer’s request, the Seller may provide Instructors for the performance of practical training on aircraft (“Practical Training”).

Irrespective of the location at which the training takes place, the Buyer will provide at its own cost an aircraft for the performance of the Practical Training.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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Should the Buyer require the Seller’s Instructors to provide Practical Training at facilities selected by the Buyer, such training will be subject to prior approval of the facilities by the Seller. All reasonable costs of the Seller related to such Practical Training, including but not limited to the Seller’s approval of the facilities, will be borne by the Buyer.

The provision of a Seller Instructor for the Practical Training will be deducted from the trainee days allowance defined in Appendix A to this Clause 16, subject to the conditions detailed in Paragraph 4.4 thereof.

16.9	Supplier and Propulsion System Manufacturer Training

Upon the Buyer’s request, the Seller will provide to the Buyer the list of the maintenance and overhaul training courses provided by major Suppliers and the applicable Propulsion System Manufacturer on their respective products.

16.10	Proprietary Rights

All proprietary rights, including but not limited to patent, design and copyrights, relating to the Seller’s training data and documentation will remain with the Seller and/or its Affiliates and/or its Suppliers, as the case may be.

These proprietary rights will also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

16.11	Confidentiality

The Seller’s training data and documentation are designated as confidential (excluding any information that is generally available to the public (other than as a result of a disclosure directly or indirectly by the Buyer) or that was provided or generated by the Buyer and was available to the Buyer on a non-confidential basis from a source who was not prohibited from disclosing such information to the Buyer by a legal, contractual or fiduciary obligation owed to the Seller), and as such are provided to the Buyer for the sole use of the Buyer, for training of its own personnel, who undertakes not to disclose the content thereof in whole or in part, to any third party without the prior written consent of the Seller, save as permitted herein or otherwise pursuant to any government or legal requirement imposed upon the Buyer.

In the event of the Seller having authorized the disclosure of any training data and documentation to third parties either under this Agreement or by an express prior written authorization, the Buyer will cause such third party to agree to be bound by the same conditions and restrictions as the Buyer with respect to the disclosed training data and documentation and to use such training data and documentation solely for the purpose for which they are provided.

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16.12	Transferability

Without prejudice to Clause 21.1, the Buyer’s rights under this Clause 16 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent.

16.13	Indemnities and Insurance

INDEMNIFICATION PROVISIONS AND INSURANCE REQUIREMENTS APPLICABLE TO THIS CLAUSE 16 ARE AS SET FORTH IN CLAUSE 19.

THE BUYER WILL PROVIDE THE SELLER WITH AN ADEQUATE INSURANCE CERTIFICATE PRIOR TO ANY TRAINING ON AIRCRAFT.

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APPENDIX A TO CLAUSE 16

TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities *****, unless otherwise specified.

The contractual training courses defined in this Appendix A will be provided up to ***** under this Agreement.

Notwithstanding the above, flight operations training courses ***** in this Appendix A will be provided by the Seller within a period starting ***** before and ending ***** after Delivery of such Aircraft.

Any deviation to said training delivery schedule will be mutually agreed between the Buyer and the Seller.

1.	FLIGHT OPERATIONS TRAINING

1.1	Flight Crew Training (standard transition course)

The Seller will provide flight crew training (standard transition course) ***** for ***** of the Buyer’s flight crews ***** Aircraft as of the date hereof.

1.2	Flight Crew Line Initial Operating Experience

The Seller will provide to the Buyer pilot Instructor(s) ***** for a period of *****.

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of pilot Instructors present at any one time will be limited to ***** pilot Instructors.

1.3	Type Specific Cabin Crew Training Course

The Seller will provide to the Buyer ***** type specific training for cabin crews for ***** of the Buyer’s cabin crew instructors, pursers or cabin attendants.

1.4	Airbus Pilot Instructor Course (APIC)

The Seller will provide to the Buyer transition Airbus Pilot Instructor Course(s) (APIC), for flight and synthetic instruction, ***** for ***** of the Buyer’s flight instructors. APIC courses will be performed in groups of ***** trainees.

2.	PERFORMANCE / OPERATIONS COURSE(S)

The Seller will provide to the Buyer ***** trainee days of performance / operations training ***** for the Buyer’s personnel.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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3.	MAINTENANCE TRAINING

3.1	The Seller will provide to the Buyer ***** trainee days of maintenance training ***** for the Buyer’s personnel.

3.2	The Seller will provide to the Buyer ***** Engine Run-up courses.

3.3

The Seller will provide to the Buyer maintenance instructor(s) *****. Unless otherwise agreed during the Training Conference, the maximum number of maintenance instructors present at any one time will be limited to two (2) maintenance instructors

4.	TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1

For instruction at the Seller’s Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees originally registered at the beginning of the course will be counted as the number of trainees to have taken the course.

4.2	For instruction outside of the Seller’s Training Centers: one (1) day of instruction by one (1) Seller Instructor ***** trainee days, except for structure maintenance training course(s).

4.3

For structure maintenance training courses outside the Seller’s Training Center(s), one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller’s Customer Services Catalog.

4.4	For practical training, whether on training devices or on aircraft, one (1) day of instruction by one (1) Seller Instructor equals ***** trainee days.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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